UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 2004

                        Diatect International Corporation
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             (Exact name of registrant as specified in its charter)


          California                      000-10147              82-0513109
--------------------------------         ------------        -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

          875 Industrial Parkway, Heber City, Utah               84032
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          (Address of principal executive offices)            (Zip Code)

                                  435-654-4370
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              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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          ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
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         On March 9, 2005, Diatect International, Inc. (the "Company") sold its
20,254 square foot office and warehouse building on 1.928 acres in Heber City, Utah, to Morrell & Associates, LLC, for $900,000 cash. The Company is currently negotiating a lease agreement for the property with Morrell & Associates, LLC, and anticipates remaining in that location.

         Morrell & Associates, LLC, is an affiliate of Philip Morrell, an individual to whom the Company sold stock on March 9, 2005, (see Item 3.02 below) and with whom the Company has entered into a Memorandum of Understanding (see Item 8.01 below). The price was determined in arm's-length negotiations between the parties as a component of the entire agreement between the Company and Mr. Morrell and his affiliated entities.

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               ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
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         On March 9, 2005, the Company agreed to issue to Philip Morrell
1,400,000 shares of restricted common stock for an aggregate of $402,000. The issuance of these shares was based on the exemption from registration provided in Section 4(2) of the Securities Act of 1933. The Company provided Philip Morrell with its recent Securities and Exchange Commission periodic reports prior to the transaction. No general solicitation was used; Philip Morrell is an accredited investor who negotiated the terms of the agreement directly with the officers of the Company; and Philip Morrell acknowledged in writing that these shares of common stock have restrictions on their transfer. The certificates to be issued to Philip Morrell will bear a restrictive legend and stop-transfer instructions will be placed with the Company's transfer agent. As discussed in
Item 8.01 below, the Company has agreed that these shares will not be subject to dilution or to consolidation in the contemplated reverse split of the Company's common stock.

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             ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL
        STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
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         On November 5, 2004, following the Company's appointment of an interim
President and Chief Executive Officer (see Item 5.02 below), the Company filed a report on Form 8-K announcing that it had dismissed Williams & Webster as its principal auditor. On March 1, 2005, the Company filed a report on Form 8-K announcing that it had engaged Hansen, Barnett & Maxwell as its principal auditor.

         On March 9, 2005, the Company's Board of Directors concluded that its financial statements for the fiscal year ended December 31, 2003, and all interim periods thereafter, should be placed under review and should no longer be relied on. As an initial matter, the Board of Directors has concluded that the Company's recording of a $12,000,000 note receivable from a related party is likely misstated and that, on final review and evaluation, the Company will likely record either no value or only a substantially reduced value for that

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note receivable. That conclusion has led the Company to retain an accounting professional to assist in a comprehensive internal review of its financial statements for the year ended December 31, 2003, and thereafter, to determine the nature and extent of any future corrections that may be necessary. The Company's principal executive and financial officer has discussed the matters discussed in this Item 4.02 with the Company's newly-engaged independent auditor, which has been engaged to audit the Company's financial statements for the fiscal year ending December 31, 2004. The Company expects that its financial statements for the year ended December 31, 2003, will be restated to correct the foregoing misstatement and any other items that may be detected on review.


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      ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
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         On December 2, 2004, the Company named David H. Andrus its President,
Chief Executive Officer and Chairman. Mr. Andrus had been serving in those positions in an interim capacity since the October 28, 2004, resignation of the former officer holder. The Company and Mr. Andrus entered into an employment agreement through December 31, 2006, under which Mr. Andrus is to be paid the sum of $150,000 per year. Upon execution of the agreement, Mr. Andrus received an incentive bonus of 3,000,000 shares of restricted common stock, 2,000,000 of which were immediately vested and 1,000,000 of which vest subject to certain performance benchmarks. These shares of common stock are not subject to dilution or to consolidation in the contemplated reverse split of the Company's common stock.

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                             ITEM 8.01. OTHER EVENTS
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         On March 9, 2005, the Company entered into a Memorandum of
Understanding with Philip Morrell, under which the Company would acquire the assets of The Event Source, a division of Paul Morrell, Inc., for $80,000,000. Paul Morrell is the brother of Philip Morrell. As currently envisioned, the Company would issue Philip Morrell a promissory note for the purchase price, secured by the assets of The Event Source. Following the acquisition, the Company would operate The Event Source's business in addition to its current insecticide business.

         The Event Source is a military contractor that provides life support areas and construction projects and supplies to the United States military in Iraq. The potential acquisition is subject to a number of conditions, including Philip Morrell's consolidation of the ownership interest in The Event Source's assets, the preparation of audited financial statements for The Event Source's assets, satisfactory due diligence by both Philip Morrell and the Company, the negotiation of definitive agreements, the satisfaction of various conditions precedent to close, compliance with representation and warranties, the approval of legal and accounting matters, and other conditions.

         Prior to completing the acquisition, the stockholders will be required to approve a change of domicile of the Company from California and a recapitalization of the Company in which the approximate 92,000,000 shares of issued and outstanding common stock will be reverse split 6-to-1, without any consolidation of approximately 7,400,000 additional shares outstanding that by contrast are not subject to consolidation, while retaining the current authorized capitalization of 100,000,000 shares of common stock. The shares not subject to consolidation include the 1,400,000 shares the Company agreed to issue to Philip Morrell on March 9, 2005, approximately 3,000,000 shares held by David H. Andrus, the Company's Chief Executive Officer, and approximately 3,000,000 shares held by Catalyst Business Development, LLC. The Company anticipates that it will also change its corporate name to reflect the post-acquisition principal activities.

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                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
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      The following are filed as exhibits to this report:


    Exhibit
    Number                   Title of Document                       Location
---------------  --------------------------------------------------- -----------

   Item 10       Material Contracts
---------------  ---------------------------------------------------------------
    10.01        Real Property Purchase Agreement between Diatect    This filing
                 International Corporation and the Morrell &
                 Associates, LLC, dated March 9, 2005

    10.02        Subscription Agreement                              This filing

    10.03        Employment Agreement of David H. Andrus dated       This filing
                 December 2, 2004


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIATECT INTERNATIONAL CORPORATION


Date: March 15, 2005                         By /s/ David H. Andrus
                                                --------------------------------
                                                David H. Andrus
                                                Its Chief Executive Officer

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